Morgan Stanley Municipal Premium Income Trust
                          Item 77(O) 10F-3 Transactions
                         December 1, 2004 - May 31, 2005



Securi  Purch   Size   Offeri  Total   Amount    % of    % of
  ty     ase/    of      ng    Amount    of     Offeri  Funds   Broker  Purcha
Purcha  Trade  Offeri  Price     of    Shares     ng    Total     s       sed
  sed    Date    ng      of   Offerin  Purcha   Purcha  Assets           From
                       Shares    g       sed      sed
                                         By       By
                                        Fund     Fund
  New   12/13          $103.0 $1,148,  1,000,    0.09%  0.35%    UBS      UBS
 York    /04             0    265,000    000                    Financ  Financ
 City                                                            ial      ial
Genera                                                          Servic  Servic
   l                                                              es      es
Obliga                                                          Inc.,
 tion                                                           Bear,
 Bonds                                                          Stearn
                                                                 s &
                                                                 Co.
                                                                Inc.,
                                                                Citigr
                                                                 oup,
                                                                Morgan
                                                                Stanle
                                                                  y,
                                                                 M.R.
                                                                Beal &
                                                                Compan
                                                                  y,
                                                                First
                                                                Albany
                                                                Capita
                                                                  l
                                                                Inc.,
                                                                Goldma
                                                                  n,
                                                                Sachs
                                                                & Co.,
                                                                JPMorg
                                                                 an,
                                                                Lehman
                                                                Brothe
                                                                 rs,
                                                                Merril
                                                                  l
                                                                Lynch
                                                                & Co.,
                                                                Ramire
                                                                 z &
                                                                 Co.,
                                                                Inc.,
                                                                Lehman
                                                                Brothe
                                                                 rs,
                                                                Merril
                                                                  l
                                                                Lynch
                                                                & Co.,
                                                                Roosev
                                                                elt &
                                                                Cross
                                                                Incorp
                                                                orated
                                                                  ,
                                                                Advest
                                                                /Leben
                                                                thal,
                                                                 Apex
                                                                Pryor
                                                                Securi
                                                                ties,
                                                                 Banc
                                                                  of
                                                                Americ
                                                                  a
                                                                Securi
                                                                 ties
                                                                 LLC,
                                                                 CIBC
                                                                World
                                                                Market
                                                                  s,
                                                                Commer
                                                                  ce
                                                                Capita
                                                                  l
                                                                Market
                                                                  s,
                                                                Inc.,
                                                                 RBC
                                                                 Dain
                                                                Rausch
                                                                  er
                                                                Inc.,
                                                                 A.G.
                                                                Edward
                                                                  s,
                                                                 Legg
                                                                Mason
                                                                 Wood
                                                                Walker
                                                                  ,
                                                                Incorp
                                                                orated
                                                                  ,
                                                                Prager
                                                                  ,
                                                                Sealy
                                                                & Co.,
                                                                 LLC,
                                                                Jackso
                                                                  n
                                                                Securi
                                                                ties,
                                                                 Loop
                                                                Capita
                                                                  l
                                                                Market
                                                                  s,
                                                                 LLC,
                                                                Raymon
                                                                  d
                                                                James
                                                                  &
                                                                Associ
                                                                ates,
                                                                Inc.,
                                                                Janney
                                                                Montgo
                                                                 mery
                                                                Scott
                                                                 LLC,
                                                                Popula
                                                                  r
                                                                Securi
                                                                ties,
                                                                Wachov
                                                                  ia
                                                                Bank,
                                                                Nation
                                                                  al
                                                                Associ
                                                                ation
Jackso  3/15/    -     $104.5 $277,53  2,460,    0.88%  0.86%   Bear,    Bear
nville    05             5     0,000     000                    Stearn  Stearn
Florid                                                           s &       s
   a                                                             Co.
 Water                                                          Inc.,
   &                                                            Citigr
 Sewer                                                           oup,
System                                                           Banc
                                                                  of
                                                                Americ
                                                                  a
                                                                Securi
                                                                 ties
                                                                 LLC,
                                                                Merril
                                                                  l
                                                                Lynch
                                                                & Co.,
                                                                Goldma
                                                                  n,
                                                                Sachs
                                                                & Co.,
                                                                Morgan
                                                                Stanle
                                                                 y &
                                                                 Co.
                                                                Incorp
                                                                orated
                                                                  ,
                                                                JPMorg
                                                                 an,
                                                                Lehman
                                                                Brothe
                                                                 rs,
                                                                 UBS
                                                                Financ
                                                                 ial
                                                                Servic
                                                                  es